Conflict Minerals Report

This is the Conflict Minerals Report for Rada Electronic Industries Ltd. (“Rada”, “we” or “our”), filed with the SEC pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”) for the reporting period from January 1, 2017 to December 31, 2017. The Rule was adopted by the SEC to implement reporting and disclosure requirements related to Conflict Minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on the Securities and Exchange Commission (the “SEC”) registrants whose manufactured products contain Conflict Minerals that are necessary to the functionality or production of their products. “Conflict Minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (“3TG”) for the purposes of this assessment.

If a registrant can establish that Conflict Minerals in its products originated from sources other than the Democratic Republic of the Congo (DRC) or an adjoining country (together “Covered Countries”), or from recycled and scrap sources, the registrant must submit a specialized disclosure report under Form SD that describes the steps that the registrant took to determine the origin of the Conflict Minerals in its products.

If a registrant has reason to believe that any Conflict Minerals in its supply chain may have originated in the Covered Countries, or if the registrant is unable to determine the country of origin of those Conflict Minerals, then the registrant must exercise due diligence on the Conflict Minerals’ source and chain of custody, and the registrant must annually submit a Conflict Minerals Report as an exhibit to its Form SD to the SEC that includes a description of those due diligence measures.

As permitted by the Rule and the SEC, this report has not been subject to an independent private sector audit.

Company Overview

We are an Israeli based defense electronics contractor specializing in the development, manufacture, marketing and sales of military avionics systems for manned and unmanned aircraft, inertial navigation systems for air and land platforms and tactical land radars for force and border protection applications.

Supply Chain and Product Overview

The 3TG conflict minerals are deemed necessary to the functionality of our products:

●	Tin is used for electronic components soldering.
●	Tantalum is used in various capacitors.
●	Tungsten was not used in our products in 2017.
●	Gold is used for internal wiring in components, as coating in Printed Wiring Boards (PWB’s) and mechanical parts.

RCOI

In order to conduct a Reasonable Country of Origin Inquiry (“RCOI”) on the source or origin of conflict minerals that are necessary to the functionality or production of our products, we adopted the OECD Due Diligence Guidelines for responsible supply chain of minerals from Conflict –Affected and High-Risk Area, to determine RCOI.

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Conflict Minerals Report

In accordance with the Rule, we undertook due diligence on the source and chain of custody of the Conflict Minerals that were necessary to the functionality or production of its products during 2017. There is significant overlap between our RCOI efforts and our due diligence measures performed.

Due Diligence

Management Commitment

Our Conflict Minerals control team, first assigned in 2013, has taken the following measures:

a.	Reaffirmed the Conflict Mineral Policy and communicated it in our internet website and to our suppliers. Our policy can be accessed at: http://www.rada.com/corp/policies/2-info/108-conflict-minerals-policy.html.

The policy emphasizes our commitment to the control of the conflict minerals, including measures to be taken against suppliers that fail to report properly.

b.	Monitored the action and progress of the program.

Conflict Minerals Control program

a.	The conflict minerals control team consists of:

1.	Director, Quality Management – Team Leader
2.	Controller- Team Member
3.	Senior Buyer – Team member
4.	Components Engineer – Team Member

b.	Program steps and status:

No.	Activity	Status	Notes
1.	Communicate to manufacturers their requirement to report the status of 3TG minerals usage in their products.	Letter and Report example were sent to manufacturers
2.	Risk Analysis	We have analyzed the supply chain tiers, identifying the potential high-risk manufacturers. (“High risk” means that they have not provided the required data, or have provided erroneous information.)	Repeated requests were sent to the “high risk” manufacturers.

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Conflict Minerals Report

3.	Gather and analyze information	Data received from manufacturers in form of EICC CMRT Excel reports was analyzed and accumulated into the Conflict Minerals Report (“CMR”).	About 90% of the manufacturers provided the data in an analyzable format. Others have sent only policy and oral declarations.
4.	Study and updates	1. We are a member of the ‘Israeli Users Association of Advanced Technologies in Hi-Tec Integrated Systems’ (ILTAM) work group on the subject. 2. Attended Seminars and Webinars on the subject

5.	Outsource the analysis and the CMR to outside professional parties.	Received quotation from 3 potential parties	We improved the responsiveness of manufacturers to our inquiry, which means we no longer need to pursue the outsourcing option.

6.	May 2018 Report		We currently, subject to SEC guidelines and any changes to the Rule, report annually on our supply chain due diligence through Form SD. Our reports on Form SD are publicly available at our website, at https://www.rada.com/corp/policies.html.

Results of due Diligence Measures

Based on an internal assessment and information provided by components manufacturers, we identified approximately 190 suppliers who provided components likely to incorporate 3TG necessary to the functionality of our products that use 3TG minerals (the “3TG Suppliers”).

This CMR reflects valid responses from 150 of the 190 3TG Suppliers. Out of these 150 manufacturers, 145 have provided analyzable reports in the form of EICC CMRT. Others have provided oral and policy statements only.

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Conflict Minerals Report

Based on the information provided by our suppliers and information otherwise obtained through the due diligence process, we have reasonably identified 760 facilities that may have been used to process the 3TG minerals in our products in 2017.

Analyzing the information described above, we have identified the country of 694 facilities. The 3TG minerals’ facilities and their countries of origin are in listed in Annex I.

We do not have sufficient information to determine the country of origin of all of the 3TG minerals we use in our products and thus are unable to determine whether any of the 3TG minerals originated in the Covered Countries and, if so, whether the 3TG minerals were from recycled or scrap sources, financed conflict in the Covered Countries or did not finance conflict in the Covered Countries. Therefore, as explained, we have not been able to identify all of the facilities from which our 3TG Suppliers sourced the 3TG minerals.

Cautionary Statement about Forward-Looking Statements

Statements in this Conflict Minerals Report, which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements, including statements related to our compliance efforts and expected actions. These forward-looking statements are subject to various risks, uncertainties and assumptions, including, among other things, our customers’ requirements to use certain suppliers, our suppliers’ responsiveness and cooperation with our due diligence efforts, our ability to implement improvements in our conflict minerals program and our ability to identify and mitigate related risks in our supply chain. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see our other filings with the Securities and Exchange Commission, including our Annual Report on Form 20-F for the year ended December 31, 2016. We caution that undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Annex I

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN

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Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Alpha Metals Korea	Unknown
Gold	Aurubis AG	GERMANY
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	B.R.Industries	INDIA
Gold	Changsanjiao Elc.	CHINA
Gold	Chimet S.p.A.	ITALY
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Colt Refining	Unknown
Gold	CORE PMG	GERMANY
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Gold	DaeryongENC	Unknown
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Deep Rich Material Technology Co., Ltd.	CHINA
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
Gold	DODUCO GmbH	GERMANY
Gold	Dongguan Cameroon Chemical Materials Co., Ltd	CHINA
Gold	Dongguan City up another metal copper processing plant	CHINA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi cailiao Co.,Ltd.	CHINA
Gold	Dong-Wo Co., Ltd.	CHINA
Gold	Dowa	JAPAN
Gold	Dujinshui zhihuan fanying	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Feinhutte Halsbrucke GmbH	GERMANY
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Gejiu Yunxi Croup Corp	CHINA
Gold	gong an ju	CHINA
Gold	guang dong jin xian gao xin cai liao gong si	CHINA
Gold	GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA

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Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	Guangdong macro jin precious metal smelting plant	CHINA
Gold	Guangzhou King’s high-tech materials	CHINA
Gold	Guixi Smelter	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Hanhua jinshu	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Hawkins Inc	Unknown
Gold	henan middle plain gold smelter	CHINA
Gold	Henan Province Sanmenxia City Gold Smelter	CHINA
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Gold Refinery of Guangdong Gaoyao Hetai Gold Mine	CHINA
Gold	Heraeus Incorporated	UNITED STATES
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	ISLAND GOLD REFINERY	CHINA
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Jin Jinyin refining company limited	CHINA
Gold	jinlong copper C0.,LTD	CHINA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kosak Seiren	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L’azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Materion	UNITED STATES OF AMERICA

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Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metallic Resources Inc	Unknown
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Superior Co., Ltd.	JAPAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	NORSUN CIRCUITED ENTERPRISE CO., LTD	CHINA
Gold	Nyrstar Metal	AUSTRALIA
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Pogo Gold Mining	Unknown
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Realized the enterprise co., ltd.	CHINA
Gold	Royal Canadian Mint	CANADA
Gold	rui sheng	INDONESIA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)
Gold	Samhwa non-ferrorus Metal ind.co.ltd	Unknown
Gold	Samwon Metals Corp.	KOREA (REPUBLIC OF)
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	SEMPSA Joyería Platería S.A.	SPAIN
Gold	Shan Dong Huangjin	CHINA
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong GUODA gold CO.,LTD.	CHINA
Gold	Shandong Hengbang Smelter Co.,ltd	CHINA
Gold	Shandong Jun Mai Fu	CHINA

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Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	Shandong penglai gold smelter	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	ShangHai YueQiang Metal Products Co., LTD	CHINA
Gold	Shenzhen Fu Chun Company	CHINA
Gold	SHENZHEN FUJUN MATERIAL TECHNOLOGY CO,LTD	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	SHENZHEN KURIL METAL COMPANY	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Stender Electronic Materials Co., Ltd.	CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Suntain	Unknown
Gold	Super Dragon Technology Co., Ltd	CHINA
Gold	Suzhou University Special Chemical Reagent Industry Co.	CHINA
Gold	Tai zhou chang san Jiao electron Co.,Ltd	CHINA
Gold	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Taizhou Delta Eectronics Co., Ltd.	CHINA
Gold	TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA
Gold	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Torecom	KOREA (REPUBLIC OF)
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	Uniforce Metal Industrial Corp.	HONG KONG
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	WAM Technologies Taiwan Co.,Ltd.	Unknown

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Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	WANG TING	HONG KONG
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Worldtop	Unknown
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	wuxi yunxi	CHINA
Gold	Wuzhong Group	CHINA
Gold	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yuh-Cheng Material Corporation	CHINA
Gold	Zhaojun Maifu	CHINA
Gold	Zhaoyuan Li Fu Industrial	CHINA
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongshan poison material monopoly company	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Monopoly Ltd. Zhuhai toxic materials	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold	Degussa	GERMANY
Gold	Morris and Watson	NEW ZEALAND
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	London Bullion Market Association	UNITED STATES
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Lee Iken	SWITZERLAND
Gold	lianqi plating Ltd	Unknown
Gold	LiBaoJia	CHINA
Gold	Shanghai Jinsha Shiye Co.,Ltd.	CHINA
Gold	Shi Fu Metal Industrial	JAPAN
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Yantai Zhaojin Lifu	CHINA
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES

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Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Sudan Gold Refinery	SUDAN
Gold	T.C.A S.p.A	ITALY
Gold	PRECIOUS METAL SALES CORP.	Unknown
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Tony Goetz NV	BELGIUM
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Engelhard London	Unknown
Gold	Abington Reldan Metals, LLC	Unknown
Gold	Atotech	GERMANY
Gold	Kai Unita Trade Limited Liability Company	CHINA
Gold	Schloetter Co Ltd	GERMANY
Gold	Chernan Technology co., ltd	CHINA
Gold	Heraeus Precious Metals North America	UNITED STATES
Gold	SuZhou ShenChuang recycling Ltd.	CHINA
Gold	Tsai Brother industries	Unknown
Gold	SAAMP	FRANCE
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Inovan GmbH & Co.KG	GERMANY
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Gujarat Gold Centre	INDIA
Gold	Sai Refinery	INDIA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Bangalore Refinery	INDIA
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	Baiyin Nonferrous Gropu Co., LTD	CHINA
Gold	BALORE REFINERSGA	INDIA
Gold	Bangalore Refinary	INDIA
Gold	BANGALORE REFINERY P	INDIA
Gold	Bangalore Refinery Pvt Ltd	INDIA
Gold	Boliden Harjavalta	FINLAND
Gold	China Gold Deal Investment Co., Ltd.	CHINA
Gold	China Golddeal	CHINA
Gold	Danyang Huaxing Metal Material Co. Ltd	CHINA
Gold	ECHEMI ENTERPRISE CORP.	CHINA
Gold	electro metals	Unknown
Gold	ENTHONE OMI	Unknown
Gold	ERCEI	FRANCE
Gold	Feinhütte Halsbrücke GmbH	GERMANY

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Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Gold	Heesung Catalysts	Unknown
Gold	Heimerdinger	GERMANY
Gold	HON HAI PRECISION IN	Unknown
Gold	Hutti Gold Mines Co.	INDIA
Gold	inovan gmbh	GERMANY
Gold	Jinchang	TAIWAN
Gold	K.A Rasmussen as	NORWAY
Gold	K.A.Rasmussen as	NORWAY
Gold	Mead Metals	UNITED STATES
Gold	Mead Metals	Unknown
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	MPF	FRANCE
Gold	Samwon Metal	KOREA, REPUBLIC OF
Gold	Sanmenxia HengSheng	CHINA
Gold	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D CO.,LTD	CHINA
Gold	Sanmenxia HengSheng Science Technology R&D CO.LTD	CHINA
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	Shanghai Gold Exchan	CHINA
Gold	Shanghai Gold Exchange	CHINA
Gold	Suzhou xingrui	CHINA
Gold	TECHNIC INC.	UNITED STATES
Gold	TECHNIC INC.	Unknown
Gold	The Hutti Gold Mines Company	INDIA
Gold	Unknown	Unknown
Gold	Uyemura	UNITED STATES
Gold	Uyemura	Unknown
Gold	W.C. Heraeus GmbH	GERMANY
Gold	WATANABE ELECTRIC	JAPAN
Gold	Xstrata Canada Corpo	CANADA
Gold	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Yunnan Metallurgical	CHINA
Gold	zhaojinjinyinyelian	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd	CHINA
Gold	株式会社日本アレフ	CHINA
Gold	河台金矿	CHINA
Gold	AGoSI	GERMANY
Gold	Aktyubinsk Copper Company TOO	RUSSIAN FEDERATION
Gold	Bangalore Refinery Pvt. Ltd	INDIA
Tantalum	ALMT	CHINA
Tantalum	ANHUI HERRMAN IMPEX CO.	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Alpha Metals	Unknown

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Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tantalum	Duoluoshan	CHINA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	B. AIZU, JAPAN (OCTOBER 13, 2010)	JAPAN
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	H.C. Starck Group	GERMANY
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Kennametal inc	Unknown
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Plansee	AUSTRIA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum	AMG (Advanced Metallurgical Group)	BRAZIL
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)
Tantalum	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES
Tantalum	AGL	Unknown
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	BÖHLER Schmiedetechn	AUSTRIA
Tantalum	Designed Alloys	Unknown
Tantalum	ganzhou grand sea w & mo group co ltd	CHINA
Tantalum	Guixi smelting plant	CHINA
Tantalum	Jade-Sterling	Unknown
Tantalum	Kennametal inc	UNITED STATES
Tantalum	KME Germany GmbH & Co. KG	GERMANY
Tantalum	Ningxia Non-ferrous Metal Smeltery	CHINA
Tantalum	PM Kalco Inc	Unknown
Tantalum	SANDVIK HARD MAT.	FRANCE
Tantalum	Yao gang xian mining	CHINA
Tantalum	GTP Corp.	UNITED STATES
Tantalum	WBH AG	AUSTRIA
Tin	Ami Bridge Enterprise Co., Ltd.	CHINA
Tin	an chen	CHINA
Tin	Assaf Conductors Ltd.	Unknown
Tin	Best Metais e Soldas S.A.	BRAZIL
Tin	Brinkmann Chemie AG	GERMANY
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	DAE CHANG IND CO LTD	Unknown
Tin	Dae Kil	Unknown
Tin	Dongguan City up another metal copper processing plant1	CHINA

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tin	Dongguan lason metel materials co,.ltd	CHINA
Tin	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Tin	dongrong	CHINA
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	E-tech Philippines	PHILIPPINES
Tin	Feinhtte Halsbrcke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Fuji Metal Mining	JAPAN
Tin	Gannan Tin Smelter	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
Tin	GeJiuShi in yunnan tin co., LTD	CHINA
Tin	Ge Jiu Lian Chang	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	GEM TERMINAL IND.CO.,LTD	CHINA
Tin	Gold Bell Group	CHINA
Tin	Gomat-e-K.	JAPAN
Tin	Grik Perak Malaysia	MALAYSIA
Tin	Guang Xi Hua Xi Corp	CHINA
Tin	Guang zhou hong wuxi products limited	CHINA
Tin	Guangxi huaxi group co., LTD	CHINA
Tin	Guangxi Jin Lian	CHINA
Tin	Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA
Tin	GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin	HANDOK	Unknown
Tin	HeChi Metallurgical Chemical factory	CHINA
Tin	High-Power Surface Technology	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Hunan Xianghualing tin	CHINA
Tin	JAU JANQ ENTERPRISE CO., LTD.	Unknown
Tin	JiangXi JiaWang	CHINA
Tin	Jiangxi Jinshunda	CHINA
Tin	jin yi group	CHINA
Tin	JinDa Metal Co., Ltd.	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	KU PING ENTERPRISE CO., LTD.	CHINA
Tin	Kunshan into the solder manufacturing co., LTD	CHINA
Tin	Kunshan Shing Lee Solder manufactureing co.Ltd	CHINA

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tin	Kunshan Xin Ding metal material Limited company	CHINA
Tin	Kunshan xiubo	CHINA
Tin	LI CHUN METALS CO., LTD.	Unknown
Tin	Linetech	Unknown
Tin	Lingbao Jinyuan tonghu	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	LiQiao plating	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Lübeck GmbH	GERMANY
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	Maanshan Dongshen electronic material factory	CHINA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Materials Eco-Refining CO,.LTD	JAPAN
Tin	Meng neng	CHINA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Miller Company	Unknown
Tin	Minchali Metal industry Co. Ltd.	JAPAN
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Ming Li Jia smelt	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU
Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Ney Metals and Alloys	INDONESIA
Tin	NITAH	INDONESIA
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Old City Metals Processing Co., Ltd.	CHINA
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PAN LIGHT CORP	INDONESIA
Tin	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	CHINA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	Ketabang	CHINA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Semco?	Unknown
Tin	shen zhen qi xiang da hua gong gong si	CHINA
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Tin	Shen Zhen Anchen solder products co.,Ltd.	CHINA
Tin	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA
Tin	Shenzhen keaixin Technology	CHINA
Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	SOLNET METAL	MALAYSIA
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD	CHINA
Tin	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tin	High-Tech Co., Ltd. Taiwan	Unknown
Tin	Taiwan Huanliang	INDONESIA
Tin	tai wan qing gao qi ye you xian gong si	Unknown
Tin	Thaisarco	THAILAND
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Three green surface technology limited company	CHINA
Tin	Tianshui ling bo technology co., Ltd	CHINA
Tin	TIN PLATING GEJIU	CHINA
Tin	TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED	CHINA
Tin	UNIFORCE METAL INDUSTRIAL CORP.	Unknown

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tin	Untracore Co.,Ltd.	SINGAPORE
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Wang Yu Manufacturing Co. Ltd.	CHINA
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Westmetall GmbH & Co.KG	GERMANY
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Lantronic Electronic Co Ltd	CHINA
Tin	Xia Yi Metal Industries (shares) Ltd.	CHINA
Tin	Xianghualing Tin Minerals	CHINA
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	YAO ZHANG ENTERPRISE CO., LTD.	CHINA
Tin	Yifeng Tin	CHINA
Tin	Yiquan Manufacturing	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	yun nan xi ye gufen youxian gongsi	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY	CHINA
Tin	ZHEJIANG STRONG SOLDER MATERIALS	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin	Zhuhai Quanjia	CHINA
Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA
Tin	Dr. soldering tin products Co., Ltd.	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	Hulterworth Smelter	JAPAN
Tin	Kewei Tin Co.,ltd	CHINA
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.(Smelter Not Listed)	CHINA
Tin	LMD	CHINA
Tin	Misue Tin Smelter and Refinery	PERU
Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD	CHINA
Tin	Seju Industry	JAPAN
Tin	Shenzhen Qi Xiang da Hua Gong Gong Si	CHINA
Tin	ZHEJIANG KEYU METAL MATERIAL CO.,LTD	CHINA
Tin	Nihonhanda Co., Ltd.	JAPAN
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL
Tin	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tin	Wonil Metal Co Ltd	Unknown
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT Inti Stania Prima	INDONESIA
Tin	CV Ayi Jaya	INDONESIA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Resind Indústria e Comércio Ltda.	BRAZIL
Tin	ACuPowder International, LLC	Unknown
Tin	Angelcast Enterprise Co., Ltd.	Unknown
Tin	Suzhou Co. Ltd.	CHINA
Tin	PT O.M. Indonesia	INDONESIA
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Elmet S.L.U.	SPAIN
Tin	PT Bangka Prima Tin	INDONESIA
Tin	S. Izaguirre	SPAIN
Tin	Exim Americana	MEXICO
Tin	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	MEXICO
Tin	IRM	CANADA
Tin	Arco Alloys	Unknown
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Metallo Chimique	BELGIUM
Tin	5N PLUS UK ltd	UNITED KINGDOM
Tin	A.M.P.E.R.E. Deutsch	GERMANY
Tin	AFICA	FRANCE
Tin	AIM	CANADA
Tin	ALLTECH METAL	FRANCE

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tin	Alpha Metals (Taiwan) Inc.	TAIWAN
Tin	American Iron and Metal	CANADA
Tin	AMPERE	FRANCE
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	asahi pretec	JAPAN
Tin	Atlas Pacific	Unknown
Tin	Atlas Pacific	UNITED STATES
Tin	AURA-II	Unknown
Tin	AURA-II	UNITED STATES
Tin	Aurubis Netherlands	NETHERLANDS
Tin	B T Solders Pvt Ltd	INDIA
Tin	BALVER ZINN	GERMANY
Tin	BALVER ZINN Josef Jo	GERMANY
Tin	Best Metais e Solda	BRAZIL
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	Chemtreat Consultant	INDIA
Tin	CHIA FAR	Unknown
Tin	China Minmetals	CHINA
Tin	China Minmetals Corporation	CHINA
Tin	CIMSA, S.A.	SPAIN
Tin	CINTAS METALICAS S.A	SPAIN
Tin	Colonial Metals	Unknown
Tin	COPPER 100	BRAZIL
Tin	Dr.ing.Max Schloette	GERMANY
Tin	Eagle Brass	Unknown
Tin	Egli Fischer	SWITZERLAND
Tin	Electroloy Metal (Shenzhen) Co. ltd.	CHINA
Tin	Eximental S.A.	ARGENTINA
Tin	Furukawa Electric	JAPAN
Tin	GA AVRIL	Unknown
Tin	Global Advanced Metals	AUSTRALIA
Tin	Global Advanced Metals Pty Ltd	AUSTRALIA
Tin	Guangxi Huaxi Group Co.,Ltd	CHINA
Tin	H. Kramer & Co.	Unknown
Tin	H. Kramer & Co.	UNITED STATES
Tin	Hawkins, Inc.	Unknown
Tin	Hayes Metals	NEW ZEALAND
Tin	Hayes Metals Pty Ltd	AUSTRALIA
Tin	Hayes Metals Pty Ltd	NEW ZEALAND
Tin	Hezhou Jinwei Tin Co., Ltd	CHINA
Tin	HongQiao metal parts	CHINA
Tin	HUAHONG CO., LTD	CHINA
Tin	Huanggang Tongding	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	Huichang Xiaoshan Tin Co Ltd	CHINA
Tin	Hunan Xianghualing Tin Co. ltd	CHINA
Tin	i-TSCL	GERMANY

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tin	Impag AG	SWITZERLAND
Tin	Impag AG CH-Zürich	SWITZERLAND
Tin	Ind. Minera Mexico	MEXICO
Tin	Indonesia Tin Corp	INDONESIA
Tin	Indonesian State Tin	INDONESIA
Tin	Ing.Josef Kořínek	CZECH REPUBLIC
Tin	Jean Goldschmidt International	BELGIUM
Tin	Jewish Xinmao Tin Co., Ltd.	CHINA
Tin	KARAS PLATING LTD	Unknown
Tin	KARAS PLATING LTD	UNITED KINGDOM
Tin	KIESOW DR. BRINKMANN	GERMANY
Tin	KME France	FRANCE
Tin	KME Germany	GERMANY
Tin	Koepp Schaum GmbH	GERMANY
Tin	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC
Tin	Kunshan Chengli Tin Co., Ltd	CHINA
Tin	Kupol	RUSSIAN FEDERATION
Tin	Laibin Huaxi Smelting Co., Ltd	CHINA
Tin	M&R Claushuis BV	NETHERLANDS
Tin	MacDermid	Unknown
Tin	MacDermid	UNITED STATES
Tin	MacDermid GmbH	GERMANY
Tin	MANAAS MEYERLARGICAL	INDIA
Tin	MBO	FRANCE
Tin	MEDEKO CAST s.r.o.	Unknown
Tin	Metallum Metal Tradi	SWITZERLAND
Tin	Metallum Metal Trading AG	SWITZERLAND
Tin	Minchai Metal Indust	Unknown
Tin	Minchai Metal Indust	TAIWAN
Tin	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin	Minmetals Ganzhou Tin Co. Ltd	CHINA
Tin	Mitsubishi Materials	JAPAN
Tin	Monette	GERMANY
Tin	Nathan Trotter & Co.	UNITED STATES
Tin	Nathan Trotter & Co.	Unknown
Tin	Neuhaus	GERMANY
Tin	Nohon Superior Co.,	JAPAN
Tin	Norteña de Metales, SA	SPAIN
Tin	Operaciones Metalugicas SA.	INDONESIA
Tin	Paranapanema S/A	BRAZIL
Tin	PIREKS	TURKEY
Tin	Prifer Com de Sucata	BRAZIL
Tin	REYNOLDS	FRANCE
Tin	Rohm & Haas	GERMANY
Tin	Rohm and Haas	GERMANY
Tin	SAN-ETSU METALS	JAPAN
Tin	SARBAK	TURKEY
Tin	Schloetter Co. Ltd	UNITED KINGDOM

30 May 2018

Conflict Minerals Report

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tin	Senju Metal Industry Co., Ltd.	MALAYSIA
Tin	Senju Metal Industry Co., Ltd.	JAPAN
Tin	SENJU METAL INDUSTRY CO.,LTD.	MALAYSIA
Tin	Sevotrans	GERMANY
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd	CHINA
Tin	Shanghai Hubao Coppe	CHINA
Tin	Sipi Metals Corp	Unknown
Tin	Sizer Metals PTE	SINGAPORE
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	Smclting&Refining	THAILAND
Tin	Solar Applied materials	TAIWAN
Tin	SORIMETAL	FRANCE
Tin	Sumisho Material Corp.	JAPAN
Tin	Super Dragon Technology Co. Ltd.	TAIWAN
Tin	Super Ligas	BRAZIL
Tin	Superior Technology 9Shenzen) Co. Ltd.	CHINA
Tin	swissmetal	SWITZERLAND
Tin	Swopes Salvage	UNITED STATES
Tin	Swopes Salvage	Unknown
Tin	Technic	UNITED STATES
Tin	Technic	Unknown
Tin	Teck Metals Ltd	CANADA
Tin	Termomecanica	BRAZIL
Tin	Thailand Smelting	THAILAND
Tin	ThyssenKrupp	GERMANY
Tin	TODINI AND CO SPA	ITALY
Tin	Ton Yi Industrial Corporation	TAIWAN
Tin	Traxys	FRANCE
Tin	Univertical Corp	UNITED STATES
Tin	Univertical Corp	Unknown
Tin	Vitkovicke slevarny	CZECH REPUBLIC
Tin	Watanabe Plating co.	JAPAN
Tin	Westfalenzinn J. Jos	GERMANY
Tin	Wieland Metals	Unknown
Tin	Wieland Metals	UNITED STATES
Tin	Wilhelm Westmetall	GERMANY
Tin	Winter Metalle GmbH	GERMANY
Tin	Wu Xi Shi Yi Sheng Ji Xie She Bei Company	CHINA
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin	Ximao Tin Co. LTD	CHINA
Tin	Xinmao Xiye (Tin Company)	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yunnan Gejiu Jinye Minerals	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin	天津互地环保科技有限公司	CHINA
Tin	Super Ligas	BRAZIL
Tin	Xinmao Xiye (Tin Company)	CHINA
Tin	Yunnan Gejiu Jinye Minerals	CHINA

30 May 2018